Long-Term Investment	12 Months Ended
Jun. 30, 2025
Long-Term Investment [Abstract]
LONG-TERM INVESTMENT

10 - LONG-TERM INVESTMENT

Hongxin Wanda

In October 2021, BJY made investments of $12,779,998 (RMB 82,500,000) to acquire 15% equity interest in Hongxin Wanda, which is a privately held entity. BJY was entitled to assign a director to the board of Hongxin Wanda, and had exercised significant influence over the investee. The investment was accounted for using the equity method. In April 2022, BJY made an additional investment of $12,779,998 (RMB 82,500,000) to acquire another 15% equity interest in Hongxin Wanda. During the year ended June 30, 2023, the Company concluded it lost the significant influence over Hongxin Wanda. Therefore, the Company ceased to account for the investment in Hongxin Wanda under the equity method since July 1, 2022.

The net gain recognized under equity method from holding the investment in Hongxin Wanda of $368,178 for the year ended June 30, 2022 were included in the consolidated statements of operations and comprehensive income (loss).

Since July 1, 2022, the Company ceased to account for the investment in Hongxin Wanda under the equity method. With the consideration that Hongxin Wanda is a privately held company without readily determinable fair value, the Company carried the investment in Hongxin Wanda as equity investment without readily determinable fair value measured at cost, less impairment, with subsequent adjustments for observable price changes resulting from orderly transactions for identical or similar investments of the same issuer. For the year ended June 30, 2023, the Company did not identify orderly transactions for similar investments of the investee, or any impairment indicators, and the Company did not record upward or downward adjustments or impairment against the investment.

In June 2023, the Company entered into 1) an agreement to sell 15% of the equity interest in Hongxin Wanda to Gangjiang Li, Chairman of the Board and Chief Executive Officer of the Company, for an aggregate consideration of RMB87,950,000 ($12,128,860) in cash, and 2) an agreement to transfer another 15% of the equity interest in Hongxin Wanda to Shanghai Jiani Jiarui Enterprise Management Consulting Partnership Enterprise (limited partnership) (“Shanghai Jiani Jiarui”), an entity controlled by Gangjiang Li, in exchange for 175,900,000 fund shares in Baijiayun Saimeite (Deqing) Dixin Investment Partnership Enterprise (limited partnership) (“Saimeite Deqing”) held by Shanghai Jiani Jiarui. Therefore, the Company classified the investment in Hongxin Wanda as held for sale asset and carried it at lower of carrying amount or fair value less cost to sell as of June 30, 2023. No impairment in relation to the held for sale asset was recognized as of June 30, 2023.

During the year ended June 30, 2024, the administrative process of selling Hongxin Wanda to Mr. Gangjiang Li and Shanghai Jiani Jiarui could not be completed. The Company reclassified the investment in Hongxin Wanda from asset held for sale to equity investments without readily determinable fair value measured and concluded that the investment balance was fully impaired.

For the years ended June 30, 2025, 2024 and 2023, the movement of equity investments without readily determinable fair value measured at Measurement Alternative consisted of the following:

	For the Years Ended June 30,
	2025	2024	2023
Balance at beginning of the year	$—	$—	$22,395
Investment in Wuhan Qiyunshilian	—	—	—
Transfer of investment in Wuhan Qiyunshilian	—	—	—
Business combination achieved in stages	—	—)	(20,686
Change of accounting method	23,032,693	23,083,197	23,083,197
Investment classified as held for sale asset	—	—	(23,083,197)
Provision for impairment	(23,032,693)	(23,032,693)	—
Effects of foreign exchange rate	—	(50,504)	(1,709)
Balance at end of the year	$—	$—	$—